                                                                    EXHIBIT 99.8



DEBTOR:  DQSC PROPERTY CO.                           CASE NUMBER: 01-10965 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that DQSC Property Co. was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.






/s/ NICHOLAS J. DAVISON
-----------------------------------
Nicholas J. Davison
Senior Vice President, Finance